Exhibit 99.1

Corporate Presentation February 2021 NASDAQ: ABUS www.arbutusbio.com

NASDAQ: ABUS www.arbutusbio.com Forward - Looking Statements 2 This presentation contains forward - looking statements within the meaning of the U . S . Private Securities Litigation Reform Act of 1995 and Canadian securities laws . All statements that are not historical facts are hereby identified as forward - looking statements for this purpose and include, among others, statements relating to : the potential market opportunity for HBV ; Arbutus’ ability to meet a significant unmet medical need ; the sufficiency of Arbutus’ cash and cash equivalents to extend into mid - 2022 ; the potential for AB - 729 to be a well - tolerated low dose treatment for HBV with a minimum of injections ; the potential for AB - 836 to be low dose with a greater therapeutic window and to address known capsid resistant variants T 33 N and I 105 T ; the potential for AB - 836 to be once daily dosing ; Arbutus’ expectations regarding the timing and clinical development of Arbutus’ product candidates including its 2021 key objectives and its clinical collaboration with Assembly Biosciences ; the timeline to a combination cure for HBV ; Arbutus’ coronavirus strategy ; Arbutus’ expectations regarding its technology licensed to Genevant ; and other statements relating to our future operations, future financial performance, future financial condition, prospects or other future events . With respect to the forward - looking statements contained in this presentation, Arbutus has made numerous assumptions regarding, among other things : the timely receipt of expected payments ; the effectiveness and timeliness of preclinical studies and clinical trials, and the usefulness of the data ; the timeliness of regulatory approvals ; the continued demand for Arbutus’ assets ; and the stability of economic and market conditions . While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies including uncertainties and contingencies related to the ongoing COVID - 19 pandemic . Forward - looking statements herein involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward - looking statements . Such factors include, among others : anticipated pre - clinical and clinical trials may be more costly or take longer to complete than anticipated, and may never be initiated or completed, or may not generate results that warrant future development of the tested drug candidate ; changes in Arbutus’ strategy regarding its product candidates and clinical development activities ; Arbutus may not receive the necessary regulatory approvals for the clinical development of Arbutus' products ; economic and market conditions may worsen ; and market shifts may require a change in strategic focus ; and the ongoing COVID - 19 pandemic could significantly disrupt our clinical development programs . A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10 - K, Quarterly Report on Form 10 - Q and Arbutus' periodic disclosure filings which are available at www . sec . gov and at www . sedar . com . All forward - looking statements herein are qualified in their entirety by this cautionary statement, and Arbutus disclaims any obligation to revise or update any such forward - looking statements or to publicly announce the result of any revisions to any of the forward - looking statements contained herein to reflect future results, events or developments, except as required by law .

Investment Highlights

Therapeutic focus – curing chronic Hepatitis B Virus (HBV) Infection

Significant Unmet Medical Need in HBV	Goal of HBV Functional Cure	Broad HBV Portfolio	Coronavirus Research Initiative	Team with Antiviral Expertise & Proven Track Record	16 % Ownership in Genevant
Global HBV prevalence double that of HCV, potential for larger market opportunity	Undetectable HBV DNA and HBsAg delivered through finite duration treatment with a combination of drugs with different modes of action	HBV assets include: RNAi; Capsid Inhibitors; PD-L1; HBV RNA Destabilizers	Focused on direct acting antivirals targeting the viral polymerase and protease	Applying knowledge gained from HIV and HCV success to HBV and Coronaviruses	Rights to potential future royalties and sublicense revenues for LNP Technology

HCV: Hepatitis C Virus | HIV Human Immunodeficiency Virus

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

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NASDAQ: ABUS www.arbutusbio.com NASDAQ: ABUS www.arbutusbio.com Proven Leadership Team 4 Successful track records in the discovery, development, and commercialization of multiple antivirals including sofosbuvir, etravirine, rilpivirine , telaprevir and simeprevir William H. Collier Chief Development Officer Chief Financial Officer President and CEO David C. Hastings Gaston Picchio, PhD Michael J. Sofia, PhD Chief Scientific Officer Chief Business Officer Michael J. McElhaugh EVP, General Counsel and Chief Compliance Officer Elizabeth Howard, PhD, JD

HBV Presents a Significant Unmet Medical Need

>257M

people are chronically infected with HBV, globally.


EU
15M
Americas
7M
E Mediterranean
21M
SE Asia
39M
W Pacific
115M
African
60M
15M
Europe
2M
United States
90M
China

~900k

people die every year as a consequence despite the availability of effective vaccines and antivirals.

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

Sources: Global Hepatitis Report and Hepatitis B Fact Sheet, WHO (2017) http://www.who.int/mediacentre/factsheets/fs204/en/
Kowdley et al. Hepatology (2012) Prevalence of Chronic Hepatitis B Among Foreign-Born Persons Living in the US by Country of Origin

5

Significant Opportunity to Improve HBV Cure Rates

HBV cures are achievable with today's SOC in **<5% of patients**. **Sustained** HBsAg and HBV DNA loss after end-of-treatment* is rare.

*undetectable HBsAg and HBV DNA 6 months after end-of-treatment accepted as a functional cure.

STANDARD OF CARE THERAPIES FOR CHRONIC HBV

	PegIFN	Entecavir	Tenofovir
Dosing Duration	48-weeks	Chronic	Chronic
HBV DNA Undetectable *(<60-80 IU/ml)*	7-19%	67-90%	76-93%
HBsAg Loss	**~3-7%**	**~1-2%**	**~1-3%**

Achievable **HBV Cure Rates** with Current SOC

New HBV Therapies

rate of **Undetectable HBV DNA**

+

rate of **HBsAg Loss**

=

HIGHER **CURES RATES**

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

SOC: Standard Of Care | **HBsAg:** HBV Surface Antigen | **PegIFN:** Pegylated Interferon
Source: EASL HBV Clinical Practice Guidelines, 2017 - Pegasys, PEG-Intron, Baraclude and Viread Package Inserts

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NASDAQ: ABUS www.arbutusbio.com An HBV curative regimen would substantially increase diagnosis and treatment rates to unlock significant market growth opportunities. diagnosis Compelling Growth Opportunity in the HBV Market 7 SOC: Standard Of Care Source: Global Hepatitis Report and Hepatitis B Fact Sheet, WHO (2017) http://www.who.int/mediacentre/factsheets/fs204/en/ 10.5% Diagnosed 1.8% Treated Low due to sub - optimal SOC cure rate and asymptomatic nature of disease. treatment 27M 257M chronic HBV 4.5M

NASDAQ: ABUS www.arbutusbio.com 3 2 1 2 HBV Lifecycle Illustrates Key Points for Intervention A combination of agents with complementary MOA is needed to cure HBV 1. Nucleoside Analogue 2. Capsid Inhibitor 3. RNAi & RNA Destabilizer NASDAQ: ABUS www.arbutusbio.com MOA: Mechanism of Action

NASDAQ: ABUS www.arbutusbio.com 9 Block Replication ▪ NA ▪ Capsid Inhibitor ▪ RNAi ▪ RNA Destabilizer Reduce cccDNA Pool ▪ Capsid Inhibitor Block HBsAg ▪ RNAi ▪ RNA Destabilizer Immuno - modulation ▪ PD - L1 Inhibitor ▪ Interferon Leading to an HBV CURE Keys to Therapeutic Success MOA: Mechanism of Action | NA: Nucleoside Analogue | HBsAg : HBV Surface Antigen Suppress HBV DNA and viral antigens Reawaken host immune response Therapeutic success will require a combination of agents with complementary MOAs Reduce/Suppress Viral DNA 1 Reawaken / Boost Host Immune Response 3 Block HBsAg ▪ RNAi ▪ RNA Destabilizer Reduce/Suppress Viral Antigens 2

NASDAQ: ABUS www.arbutusbio.com Arbutus HBV Pipeline 10 Phase I Lead Optimization CTA/I ND Enabling Healthy Subjects HBV Subjects Phase II HBsAg Reduction RNAi AB - 729 HBV RNA Destabilizers Next Gen HBV DNA Suppression Capsid Inhibitor AB - 836 Immune Reawakening PD - L1 1st gen

AB-729
RNAi Therapeutic

Proprietary GalNAc-conjugate delivery technology provides liver targeting and enables **subcutaneous dosing**



GalNAc
n
Linker

- Single trigger RNAi agent targeting all HBV transcripts
- Inhibits HBV replication and lowers all HBV antigens
- Pan-genotypic activity across HBV genotypes
- Demonstrated complementarity with capsid inhibitors
- Actively targets the liver
- Active against cccDNA derived and integrated HBsAg transcripts
- Clean profile in long term preclinical safety studies



HBx
sAg
sAg
Polymerase, Core Ag, eAg, pgRNA

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

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NASDAQ: ABUS www.arbutusbio.com Cohort J: 90 mg Q12W HBV DNA - AB - 729 - 001 Study Part 1: Single Ascending Dose In Healthy Subjects Dose 1 (60 mg) Dose 2 (180 mg) Dose 3 (360 mg) (≥ Day 15 Safety) n=6; 4 active : 2 placebo n=6; 4 active : 2 placebo n=6; 4 active : 2 placebo Cohort A: 180 mg HBV DNA - Cohort B: 60 mg HBV DNA - Cohort C: 90 mg HBV DNA - (≥ Day 15 Safety) (≥ Day 15 Safety) (≥ Day 15 Safety) Cohort D: 90 mg HBV DNA + n=6 n=6 n=6 n=6 Cohort E: 60 mg Q4W HBV DNA - Cohort F: 60 mg Q8W HBV DNA - Cohort G: TBD + TDF HBV DNA + n=7 n=7 n=7 Part 2: Single Doses In Chronic Hepatitis B Subjects Part 3: Multiple Doses In Chronic Hepatitis B Subjects HBV: Hepatitis B Virus | TDF: tenofovir disoproxil fumarate | TBD: to be determined Cohort I: 90 mg Q8W HBV DNA - n=7 n=7 12

NASDAQ: ABUS www.arbutusbio.com Single Doses of AB - 729 Result in Comparable Mean HBsAg Declines at Week 12 Followed by a Sustained Plateau Phase W e e k 1 2 -2.5 -2 -1.5 -1 -0.5 0 0.5 0 4 8 12 16 20 24 28 32 Cohort=A W e e k 1 2 -2.5 -2 -1.5 -1 -0.5 0 0.5 0 4 8 12 16 20 24 28 32 Cohort=C W e e k 1 2 -2.5 -2 -1.5 -1 -0.5 0 0.5 0 4 8 12 16 20 24 28 32 Cohort=B AB - 729 60 mg single dose (N=6) * AB - 729 90 mg single dose (N=6) ** AB - 729 180 mg single dose (N=4) # Week 12 mean (SE): - 0.99 (0.24) Week 12 mean (SE): - 1.23 (0.18) Week 12 mean (SE): - 1.10 (0.15) 3/6 HBsAg <100 IU/mL 1/6 HBsAg <10 IU/mL 5/6 HBsAg <100 IU/mL 1/6 HBsAg <10 IU/mL 0/4 HBsAg <100 IU/mL mean individual *N=5 at Week 10, 14, 18, 22, 28, and 32 **N=4 at Week 14 and 16; N=3 at Weeks 18 – 24 # N=3 after Week 12; nominal visits ± 7 days 13

Repeat Dosing of AB-729 60 mg Every 4 Weeks Results in Continuous Mean HBsAg Declines Beyond Week 12

Mean (±SE) HBsAg declines across single and repeat dose Cohorts



Week 12
AB-729 60 mg SD (N=6)*
AB-729 90 mg SD (N=6)**
AB-729 60 mg Q4W (N=7)#
mean (±SE) Δlog10 HBsAg (IU/mL)
0.5
0
-0.5
-1
-1.5
-2
-2.5
0
4
8
12
16
20
24
Week

*N=5 at Week 10, 14, 18 and 22
**N=4 at Week 14 - 20; N=3 at Weeks 22 – 24
#N=6 at Week 6
SD: single dose; Q4W: every 4 weeks

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

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NASDAQ: ABUS www.arbutusbio.com -2.5 -2 -1.5 -1 -0.5 0 0.5 0 4 8 12 16 20 24 Mean (SE) Week 20 : - 1.71 (0.18) Mean (SE) Week 24 : - 1.84 (0.16) Repeat Dosing of AB - 729 60 mg Every 8 Weeks Results in Comparable Mean HBsAg Declines to 60 mg Every 4 Weeks at Week 16 Mean (SE) Week 12: - 1.10 (0.15) Mean (SE) Week 16: - 1.44 (0.18) at Week 24: 5/7 HBsAg <100 IU/mL 2/7 HBsAg <10 IU/mL AB - 729 60 mg Q4W Mean Individual 15 -2.5 -2 -1.5 -1 -0.5 0 0.5 0 4 8 12 16 20 24 AB - 729 60 mg Q8W Mean Individual Mean (SE) Week 12: - 1.02 (0.11) Mean (SE) Week 16: - 1.37 (0.08) [N=6]

NASDAQ: ABUS www.arbutusbio.com 16 Repeat D osing of AB - 729 60 mg Every 8 Weeks R esults in Comparable M ean HBsAg Declines to 60 mg E very 4 Weeks at Week 16 -2.5 -2 -1.5 -1 -0.5 0 0.5 0 4 8 12 16 20 24 AB-729 60 mg Q4W (N=7)* AB-729 60 mg Q8W (N=7)** Mean ( ± SE) HBsAg declines across repeat dose Cohorts *N=6 at Week 6 **N=6 at Week 14 - 16 Q4W: every 4 weeks; Q8W: every 8 weeks -2.5 -2 -1.5 -1 -0.5 0 0.5 0 4 8 12 16 20 24 AB-729 60 mg Q4W (N=7)* AB-729 60 mg Q8W (N=7)**

NASDAQ: ABUS www.arbutusbio.com AB - 729 90 mg Single Dose Reduces HBsAg and HBV DNA in HBV DNA Positive CHB subjects These data continue to support dosing intervals of up to 12 weeks 17 -2.5 -2.0 -1.5 -1.0 -0.5 0.0 0.5 1.0 0 4 8 12 16 20 24 ∆log 10 HBsAg (IU/mL) Week -2.5 -2.0 -1.5 -1.0 -0.5 0.0 0.5 1.0 0 4 8 12 16 20 24 ∆log 10 HBV DNA (IU/mL) Week -2.5 -2.0 -1.5 -1.0 -0.5 0.0 0.5 0 4 8 12 16 20 24 ∆log 10 HBsAg (IU/mL) Week individual mean (N=5) -2.5 -2.0 -1.5 -1.0 -0.5 0.0 0.5 1.0 0 4 8 12 16 20 24 individual mean (N=5) Week 12 mean (SE): - 1.02 (0.13) Week 12 mean (SE): - 1.53 (0.24)

NASDAQ: ABUS www.arbutusbio.com AB - 729 Was Safe and Well Tolerated After Single and Repeat Doses ▪ No SAEs or discontinuations due to AEs ▪ No treatment - related Grade 3 or 4 AEs* ▪ No Grade 3 or 4 laboratory abnormalities* ▪ Grade 1 and Grade 2 ALT elevations have decreased with continued treatment ▪ Injection site TEAEs were mild (erythema, pain, pruritis, bruising) or moderate (pain) and transient ▪ No clinically meaningful changes in ECGs or vital signs ▪ All subjects in cohort E consented to an additional 6 months of dosing * 1 subject (Cohort A) with rapid decline in HBsAg of ~2.0 log10 IU/mL had an unrelated Gr 2 AE of food poisoning resulting in unrelated transient Grade 3 AEs of ALT/AST elevation (without bilirubin changes) 18

NASDAQ: ABUS www.arbutusbio.com 19 AB - 729 Clinical Summary Repeat 60 mg Q4W dosing with AB - 729 resulted in a continuous and robust mean HBsAg decline at week 24 ( - 1.84 log10 IU/mL, N=7) Repeat dosing of AB - 729 60 mg every 8 weeks results in comparable mean HBsAg declines relative to 60 mg every 4 weeks at week 16 ( - 1.44 log10 IU/mL vs - 1.37 log10 IU/mL, p <0.7) In HBV DNA positive CHB subjects, a single 90 mg AB - 729 dose resulted in robust mean HBsAg ( - 1.02 log10 IU/mL) and HBV DNA ( - 1.53 log10 IU/mL) declines at week 12, as well as decreases in HBV RNA and core - related antigen ▪ Similar mean HBsAg reductions were observed in HBV DNA positive and negative CHB subjects ▪ These findings support complete target engagement by AB - 729 AB - 729 remains generally safe and well tolerated These results support advancing AB - 729 to Phase 2 combination studies with AB - 729 dosing as infrequently as every 8 or 12 weeks

AB-729 Clinical Collaboration with Assembly Biosciences


Baseline
Wk 24
Wk 48
Wk 72
AB-729 + vebicorvir + NA
AB-729 + NA
vebicorvir + NA
Follow Up

~60 virologically-suppressed subjects with chronic HBV infection

Projected initiation 1H 2021

Equal sharing of expertise and costs for this POC open-label trial

No financial requirements or restrictions and no business requirements or restrictions

Provides accelerated AB-729 combination proof of concept (POC) with a capsid inhibitor and NA with the potential for functional cure

NA: Nucleoside Analogue | **HBeAg:** HBV e Antigen

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

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NASDAQ: ABUS www.arbutusbio.com Novel chemical series differentiated from AB - 506 and other competitor compounds in the Class II capsid inhibitor space Leverages a novel binding site within the core protein dimer - dimer interface Improved intrinsic potency with EC50 < 10 nM Active against NA resistant variants Potential to address known capsid resistant variants T33N and I105T Provides the potential for low dose and wide therapeutic window Projected to be once daily dosing Pangenotypic Combinable with other MOA agents AB - 836 Capsid Inhibitor CTA/IND enabling studies completed Potential for increased efficacy and enhanced resistance profile 21

AB-836: A Next Generation Capsid Inhibitor

		HBV DNA / 1° Mechanism			cccDNA Formation / 2° Mechanism	Human Serum Shift
Compound	HepDE19 (EC_{50} µM)	HBV infected PHH (EC_{50} µM)	HBV infected HepG2-NTCP-C4 (EC_{50} µM)	Core I105T Mutation (EC_{50} mM)	HBV infected HepG2-NTCP-C4 (HBsAg EC_{50} µM)	(FC in EC_{50} in 40% Human Serum)
AB-506	0.077	0.032	0.101	1.26	1.430	6x
AB-836	0.010	0.002	0.012	0.118	0.196	2x


Serum Activity
HBV DNA LOG Inhibition
(Day 7 vs Vehicle)
0
1
2
3
4
AB-506
3
10
100
(mg/kg QD)
AB-836


Liver Activity in HDI Mouse Model
HBV DNA LOG Inhibition
(Day 7 vs Vehicle)
0
1
2
3
4
AB-506
3
10
100
(mg/kg QD)
AB-836


HAP
AB-506
SBA
Unique Binding Site

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

HAP: Heteroaryldihydropyrimidine | SBA: Sulfamoylbenzamide I PHH: Primary Human Hepatocytes

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NASDAQ: ABUS www.arbutusbio.com Next Gen RNA Destabilizer Program We believe this approach offers potential for an oral HBsAg reducing agent and all oral combination therapy Continuing active research and development of a next generation small molecule Offers a novel mechanism of action to reduce HBsAg and other viral proteins and viral RNA 23

NASDAQ: ABUS www.arbutusbio.com Long term commitment Pan - coronavirus focused Small Molecule Direct - Acting Antivirals Directed Effort ▪ nsp12 Viral Polymerase - nucleos (t)ides ▪ nsp5 Main Viral Protease - de novo design Screening Effort ▪ Proprietary library screening through COVID R&D consortium Coronavirus Strategy Leveraging our proven expertise and capabilities in antiviral drug discovery and development COVID - 19 Virus nsp5 / 3CLpro Viral Polymerase Viral Protease +RNA Virus 31 kb Genome nsp5 protease & nsp12 polymerase essential enzymes for replication 24

NASDAQ: ABUS www.arbutusbio.com 2021 Key Objectives Cash balance of ~ $123M (unaudited) as Dec 31, 2020, cash runway into mid - 2022 Objective Anticipated Timing 2021 Additional data from AB - 729 90 mg single - dose in HBV DNA positive subjects 1H Additional data from AB - 729 60 mg multi - dose (4 wk / 8 wk dosing intervals) 1H / 1H Initial data from AB - 729 90 mg multi - dose (8 wk / 12 wk dosing intervals) 1H / 2H Initial data from AB - 729 90 mg multi - dose (8 wk dosing interval) in HBV DNA positive subjects 1H Initiate a Phase 2a combination clinical trial to evaluate AB - 729 in combination with Assembly Biosciences’ lead core/capsid inhibitor candidate vebicorvir (VBR) and an NrtI 1H Initiate two Phase 2a combination clinical trials in HBV subjects; both including AB - 729, with one or more approved or investigational agents 2H Initiate a Phase 1a/b clinical trial of AB - 836, our next - generation oral capsid inhibitor 1H 25 x